UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003
                                                  (April 7, 2003)

                                   PACEL Corp.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



           Virginia                   000-31935                 54-171-2558
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)

7900 Sudley Road, Suite 601
Manassas, Virginia                                              20109
----------------------------                              ----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (703) 257-4759

                           8870 Rixlew Lane, Suite 201
                            Manassas, Virginia 20109
                            -------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                                Donald F. Mintmire
                                Mintmire & Associates
                                265 Sunrise Avenue, Suite 204
                                Palm Beach, FL 33480
                                Phone: (561) 832-5696
                                Fax: (561) 659-5371

ITEM 1. STOCK  PURCHASE AGREEMENT.

On February 18, 2003 PACEL Corp. ("Buyer"), a Virginia corporation, and MRG California LLC (MRG), a Nevada Limited Liability Company (Seller") entered into an Asset Purchase Agreement ("Agreement") for the consideration and on the terms set forth in the Agreement. Closure of the Agreement was finalized on April 7, 2003, at which time assets of the company were to be conveyed by MRG to PACEL Corp. as described below Sale and Transfer of Assets.

ASSETS TO BE SOLD. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, up to a $100,000,000 of assets of MRG and they shall be free and clear of any encumbrances other than any permitted herein, and shall include all of Seller's right, title and interest in and to all of Seller's property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located, including the following (the "Assets"):

     (i) a bill of sale for all of the specified Assets in the form of Exhibit "A" (the "Bill of Sale") executed by Seller;

     (ii) an itemized list of specific Assets to be sold to Buyer including calculation of forecasted annual gross revenue proceeds from Assets;

     (iii) all contracts and related material pertaining to specified Assets;

     (iv) a certificate executed by a managing partner of the Seller as to the accuracy of Seller's representations and warranties as of the date of this Agreement and as of the Closing, and as to Seller's compliance with and performance of Seller's covenants and obligations to be performed or complied with at or before the Closing; and

The transfer of the Assets pursuant to the Agreement did not include the assumption of any liability related to the Assets unless Buyer expressly assumed that liability as stated in the Agreement.

Excluded Assets:

Notwithstanding anything to the contrary contained in Section 1.1 or elsewhere in the Agreement, the following assets of Seller (collectively, the "Excluded Assets") were not part of the sale and purchase contemplated in the Agreement, and were excluded from the Assets and remained the property of Seller after the
Closing:

     (a) all cash, cash equivalents and short-term investments, except those amounts received from a business for which Seller agreed to provide ASO services ("Clients") in connection with the performance by Clients of obligations under their PEO Contracts with Seller and for which Seller had a corresponding obligation that constituted an Assumed Liability

     (a) all minute books, stock Records and corporate seals;

     (b) the shares of capital stock of Seller held in treasury;

     (c) all personnel records and other records that Seller is required by law to retain in its possession, in which case, copies were made at Buyer's request and at Buyer's expense;


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


     (d) all claims for refund of taxes and other governmental charges of whatever nature; and

     (e) all rights of Seller under this Agreement, the Bill of Sale and the Assignment and Assumption Agreement.

Consideration


The consideration for the Assets (the "Purchase Price") will be calculated as a multiple of three (3) times annualized current net profit margin as disclosed in Seller's Closing Documents. At the Closing, the Purchase Price shall be delivered by Buyer to Seller by cash or cashier's check or Pacel, Corp. free trading stock. In addition, Buyer shall pay towards the Buyer's broker's fees a fee calculated at five percent (5%) of the Purchase Price as provided in Paragraph 13.1, below.

Copies of the Asset Purchase Agreement are filed herewith as Exhibit 1.0, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.


                                EXECUTIVE SUMMARY


The Company, a Virginia corporation engages in the Professional Employer Organization (PEO) business, serving as an off-site, full-service human resources department for small and medium-sized businesses. The Company offers a full scope of employment business services, including payroll administration and management, benefits provision, human resource management, employee leasing and management and Workman's Comp.

Additionally, the company develops and delivers computer software, manufactures high-quality, adeptly configured, leading edge computers for corporate networked environments and stand-alone systems, and provides IT services for clients in the commercial arena.

The Executive Offices of the Company are as follows:

7900 Sudley Road
Suite 601
Manassas, VA  20109
Phone: (703) 257-4759
Facsimile: (703) 361-6706

Shares Outstanding .....................251,847,656 issued



Contact Person: David E. Calkins, CEO and Chairman


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


DESCRIPTION OF BUSINESS

The Company is a Virginia corporation incorporated on May 3, 1994, and is a reporting company with the Securities and Exchange Commission. It currently trades on the OTC Bulletin Board under the trading symbol "PACC".

On February 18, 2003 the Company entered into an Asset Purchase Agreement with MRG California, LLC a Nevada Limited Liability Corporation that on April 7, 2003 had the initial closing, as described in Exhibit 1.0, attached. The Asset Purchase Agreement has provided PACEL Corp. with an expanded client base in the ASO business arena and has expanded the Company's sales and earning capacity.

Introduction


PACEL Corp. engages in the Professional Employment Organization (PEO) arena, providing clients with full-service human resources. The Company offers a full scope of employment business services, including payroll administration and management, benefits provision, human resource management, employee leasing and management and Workman's Compensation under both PEO (Professional Employee Outsourcing) and ASO (Administrative Services Outsourcing ) agreements.

These benefits include support to clients with regard to employee termination and disciplinary procedures, and proper maintenance of employment records and documentation. In addition, PACEL Corp. develops policy manuals and employee handbooks that are unique to the needs of our customers. Offered services include:

o    Employment Records Management
o    Disciplinary and Termination Procedures
o    Dispute/Conflict Resolution
o    Forms and Policies
o    Employee Relations/Retention
o    Worksite Supervisory Training
o    Compensation Procedures and Incentive Plans
o    Pre-Employment Testing
o    Drug Testing
o    Personnel Placement
o    Performance Review
o    Hiring Procedures
o    Employment Verification and Background Check

In addition to the PEO services offered, PACEL's IT Services group engages in the business of software development and delivery. The Company has programmed and supplied a number of COTS and custom developed software products to a variety of clients including local government, major utility companies, NASA,


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


and numerous small-business clients. Examples of these software products include the Visual Writer suite for development and implementation of electronic documents, JDH, a custom developed facilities management software, and
ChildWatch,a family friendly program that allows parents to manage a child's online computer use.

The IT Services group is also builds high-quality, computers designed to meet customer-specific requirements. The category of hardware products include rack-mounted systems, Ultraserv Platforms, CT-Server Platforms, TFT-LCD and KVM Subsystems, Single Board Computers (SBC), SBC backplane and fibre channel components. The engineering team is proficient in various operating systems including Windows XP, NT, 2000, LINUX, and DOS and are experienced in Internet connectivity and configuration of network devices.

PEO Opportunity

In 1999 the PEO industry collectively served approximately 3.5 million work site employees in the United States. The target market for the PEO industry are companies with less than 100 employees. According to the United States Small Business Administration (SBA), the nation has over 6 million small businesses, representing over 99% of all businesses. According to the U.S. Census Bureau, small businesses are the fastest growing segment of the U.S. employment and commerce. Small businesses employ nearly one-half of the United States workforce, generating an estimated annual payroll of $1.4 trillion.

Despite their position in the business market, small businesses and emerging growth companies face several major obstacles that impede their opportunity for growth and success. These obstacles include lack of capital, professional management, and other critical operating infrastructure systems. In many sectors, dominated by large multinational competitors, smaller businesses find it difficult to attract financial resources, service providers, and quality employees. Further challenges to the small business and emerging growth companies are regulatory and compliance requirements of federal, state, and local government agencies.

A PEO offers a broad range of integrated and cost effective personnel management services to the small business community. Typically the PEO firm manages payroll and human resource functions and provides administration of health, unemployment and workers compensation insurance for its clients. This usually takes the form of the PEO hiring the staff of a client, then "leasing back" staffing services to the client. Often referred to as "co-employment", the PEO contractually assumes substantial employer rights, responsibilities, and risks and establishes long-term, employer relationships with its client's employees. Under a co-employment arrangement, both the PEO and the client have an employment relationship with work site employees. The PEO and client allocate some responsibilities, and share others. Under the terms of this co-employment relationship the PEO assumes responsibility for:

o    Payroll and employment taxes
o    Employee benefits
o    Human resource compliance
o    Workers' compensation, workplace safety, and risk management
o    Employee appraisal services
o    Personnel records management
o    Employer liability management
o    Employee recruiting, screening and selection
o    Performance management
o    Training and development services

The client retains sole responsibility for such key business functions as product development, distribution, marketing, sales and service. In this way, the client manages the specific work product of the employee, while the PEO manages the human resource and regulatory aspects. This allows the client businesses to shift legal risk and lower administrative costs, at the same time freeing the entrepreneur to develop the business rather than deal with human resource and regulatory issues. Additionally, employees receive better benefits through lower insurance rates, and a full range of services typically sacrificed by smaller employers.

The asset purchase of MRG California, LLC contracts establishes a regional PEO presence in California for PACEL and represents a major step toward realizing the opportunities that have been identified in the PEO industry.

Directors, Executive Officers, Promoters and Control Persons

(a) Set forth below are the names, ages, positions, with the Company and business experiences of the executive officers and directors of the Company.



Name                       Age      Position(s) with Company
---------------------      ----     ----------------------------------
David E. Calkins           59       Chairman, President and CEO
F. Kay Calkins             44       Director

All directors hold office until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors. The officers and directors will devote such time and effort to the business and affairs of the Company as may be necessary to perform their responsibilities as executive officers and/or directors of the Company.


Family Relationships

David E. Calkins and F. Kay Calkins are husband and wife.


Business Experience


David E. Calkins, President, Chief Executive Officer and Chairman

David E. Calkins founded PACEL in 1994 and is its acting Chairman, President and Chief Executive Officer. From 1992 until founding PACEL, Mr. Calkins was the Regional Manager of three divisions of Pacific Nuclear, now known as Vectra Technologies, Inc., an engineering and information services company and a NASDAQ Stock Market listed company. Vectra Technologies provides power plant modifications, maintenance support and nuclear fuel handling to utility companies and the United States Department of Energy. >From 1987 to 1993, Mr. Calkins served as Project Manager, Program Director, Vice President-Operations, and Executive Vice President Business Development for PRC Inc., an information systems development and Services Company. PRC provides support services to the Federal government and the utility industry. Mr. Calkins served from 1981 to 1986 as Manager of Engineering and Construction for the Zack Company, a Chicago, Illinois mechanical contractor to the utility industry. Mr. Calkins was also a Manager of Quality Engineering, and Startup Engineer for Westinghouse. From 1972 to 1981, Mr. Calkins served as an Executive Engineer and Consultant for NUS Corporation, a consulting firm for domestic and international utilities, The
United States Nuclear Regulatory Commission and Department of Energy. Mr. Calkins is the spouse of F. Kay Calkins.

F. Kay Calkins, Director

F. Kay Calkins is President of EBStor.com, Inc., an Internet and web development company. In her capacity of president, Ms. Calkins is responsible for oversight of all operations of the company. Ms. Calkins is experienced in management of technology companies and has utilized this experience in the start-up and growth of the company. EBStor offers a wide range of Internet and web services including design, web site development, database development, ColdFusion development and hosting.

Prior to her position with EBStor, Ms. Calkins was Vice President/COO of PACEL Corp. where she oversaw the day-to-day operations of the company and managed the development and deployment of software systems. Ms. Calkins has 15+ years of experience in technology-related companies. Before accepting the positions with PACEL Ms. Calkins was President of CMC Services, a marketing and consulting Virginia based corporation.

Facilities

The Company maintains its executive offices at 7900 Sudley Road, Suite 601, Manassas, Virginia 20109. The company has a full service lease that is price controlled until November 30, 2003. Its telephone number is (703) 257-4759 and its facsimile number is (703) 361-6706.


Executive Compensation

                            Annual      Annual     Annual    LT Comp      LT                      All
                            Comp        Comp       Comp      Rest         Comp           LTIP     Other
Name and Post         Year  Salary (1)  Bonus ($)  Other     Stock        Options       Payouts   (1)

------------------    ----  ----------  --------  -------  -------------  ------------  -------  ------
David E. Calkins,     2001  $175,000*    0          0         0             0             0       0
Chairman,             2002  $175,000*    0          0         0           100,000,000** shares    0
President and CEO     2003  $175,000*    0          0      120,000,000***    0            0       0
------------------

*    = salary accumulated on the books but not paid
** = 100,000,000 stock options provided to pay for prior loans, stock options used to finance co.
*** = 120,000,000 shares paid to Dave and Kay Calkins to repay loan to company as part of 3(a)(10) filing

(1) All other compensation includes certain health and life insurance benefits paid by the Company on behalf of its employees.


Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of April 3, 2003 (post-split), regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the share of Common Stock beneficially owned.


Name and Address                  Title     Amount and Nature    Percent
      of                           of              of              of
Beneficial Owner                  Class      Beneficial Owner     Class
----------------------------    ---------  -------------------   -------
David & Kay Calkins              Common    60,000,000 shares ea.  25%ea.

All Executive Officers and
Directors as a Group             Common    120,000,000             50%
---------

(1) The address for each of the above is c/o Pacel Corp. 7900 Sudley Rd. Suite 601, Manassas, VA 20109.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

(1) Financial statements of PACEL Corp., a Virginia corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the day this report is due.

     (b) Pro forma financial information.

(1) Pro forma financial information regarding the Stock Purchase will be filed by amendment to this Form 8-K not later than sixty (60) days from the day this report is due.

     (c) Exhibits


Exhibit No.     Description
------------    ----------------------------------------------------------
1.0         [1] Asset Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   PACEL Corp.
                                  (Registrant)






Date:    April 22, 2003

                            By:     /s/ David E. Calkins
                              ----------------------------------------------
                              David E. Calkins, President, CEO and Chairman












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